EXHIBIT 99.13

                                                               EXECUTION VERSION


                               SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "AGREEMENT") is dated as of July 19, 2002 and entered into by and among AMERICAN GOLF CORPORATION, a California corporation ("DEBTOR" or "GRANTOR") and BNY MIDWEST TRUST COMPANY, an Illinois corporation, as collateral agent for the ratable benefit of Bank of America, N.A. ("BANK") and Purchasers (as defined below) (in such capacity, "SECURED PARTY").

                                    RECITALS

         WHEREAS, pursuant to a Restructuring Agreement and Limited Waiver, dated as of July 1, 2002, among Grantor, Bank and Purchasers (as defined therein) and various certificates, instruments and documents delivered in connection therewith (collectively, the "RESTRUCTURING AGREEMENT"), Grantor has requested Bank and Purchasers (collectively, "CREDITORS") to restructure the indebtedness owing pursuant to their respective Debt Documents (as defined therein) and waive certain events of default existing thereunder. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Restructuring Agreement; and

         WHEREAS, each Creditor is willing to enter into the Restructuring Agreement, upon the terms and subject to the conditions thereof, including, without limitation, the execution and delivery of this Agreement to Secured Party and the grant of the security interest contemplated hereby.

         NOW, THEREFORE, Debtor hereby agrees with Secured Party as follows:

         SECTION 1. GRANT OF SECURITY.

         (a) Debtor hereby grants to Secured Party a security interest in all of Debtor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "COLLATERAL"): (i) all of Debtor's right, title and interest in and to that certain Management Services Agreement, dated as of July 30, 1996, between Debtor and GEI; (ii) all proceeds, products, rents and profits (the "PROCEEDS") thereof or therefrom, including, but not limited to, accounts, accounts receivable, cash, chattel paper, contract rights, general intangibles, payment intangibles, installment contracts, documents, instruments, letter-of-credit rights and promissory notes (the "ACCOUNTS") arising therefrom, and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to the Accounts; (iii) all rights to insurance and the proceeds thereof covering any of the above property; and (iv) all now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the above property; provided that the Collateral shall not include any Collateral Payments (as defined below) owing from GEI to Debtor pursuant to the agreements described in the foregoing clause (i) to the extent such Collateral Payments arose prior to the occurrence of a Major Default (as defined in the Restructuring Agreement).


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         (b) For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when the Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         (c) Each item of the Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, it being the intention of Grantor that the description of the Collateral set forth above be construed to include the broadest range of assets.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral assigned by Grantor is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of Grantor. "Secured Obligations" means the Indebtedness of Debtor owing to Bank and Purchasers.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         Grantor represents and warrants as follows:

         (a) OWNERSHIP OF COLLATERAL. Except for the security interest created by this Agreement, Grantor is the sole owner and has good and marketable title of the Collateral, which is free and clear of any and all Liens, claims, encumbrances, and the like.

         (b) OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence the Accounts are, as of the date hereof, and have been for the four month period preceding the date hereof located at the locations set forth on
Schedule 3(b), and the type (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number (provided by the relevant government authority of the jurisdiction of organization) are as listed on
Schedule 3(b).

         (c) NAMES. Grantor (or predecessor by merger or otherwise of Grantor) has not, within the four month period preceding the date hereof, had a different name from the name of Grantor listed on the signature page hereof. The exact legal name of Grantor is as set forth on the signature page hereof.

         (d) PERFECTION. The security interest in the Collateral granted to Secured Party hereunder constitutes a valid and binding security interest in the Collateral, securing the payment of the Secured Obligations. Upon the filing of UCC financing statements naming Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to Grantor set forth on Schedule 3(d), the security interest in the Collateral granted to Secured Party will constitute perfected security interest therein prior to all other liens (except for the Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

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         (e) AUTHORITY. Grantor has full power, authority and legal right and has obtained all approvals and consents necessary, to execute, deliver and perform this Agreement and the transactions contemplated hereby.

         (f) CONSENTS. Grantor has obtained all consents, approvals and waivers from third parties (including governmental entities, if any) relating to the Collateral necessary to execute and deliver this Agreement and to perform its obligations hereunder and the transactions contemplated hereby.

         (g) ENFORCEABILITY. This Agreement constitutes a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, and this Agreement grants to the Secured Party a valid, first-priority, perfected and enforceable Lien on the Collateral.

         SECTION 4. FURTHER ASSURANCES.

         Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly authenticate, execute or sign and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, Grantor will at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

         Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement authenticated, executed or signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         SECTION 5. CERTAIN COVENANTS OF GRANTOR.

         Grantor covenants as follows:

         (a) Grantor shall not sell or offer to sell, or otherwise transfer the Collateral.

         (b) Grantor shall keep the Collateral free from any adverse Lien, security interest or encumbrance and in good order and repair and shall not waste, destroy or dispose of the Collateral or any part thereof. Secured Party may examine and inspect the Collateral at any reasonable time wherever located. Debtor agrees to promptly notify Secured Party in writing of any event that materially and adversely affects the value of the Collateral, the ability of Debtor or Secured Party to dispose of the Collateral, or the rights and remedies of Secured Party in relation thereto.

         (c) Grantor shall notify Secured Party of any change in Grantor's name, identity or corporate structure within 10 days of such change and within 20 days of such change, take all

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action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder.

         (d) Grantor shall give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence the Accounts or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Grantor, and within 30 days thereafter, take all action that may be necessary or desirable, or that Secured Party may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder.

         (e) Grantor shall pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment. At its option Secured Party may discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to this Paragraph. Any and all sums so advanced by Secured Party for Debtor shall bear interest at the highest lawful rate and such sum and interest shall be secured by the Collateral and subject to this Agreement.

         (f) Grantor shall (i) maintain the contracts evidencing the Collateral in full force and effect, and (ii) not terminate or otherwise replace such contracts.

         (g) Grantor shall notify the Secured Party of any material claim made or asserted in respect of the Collateral by any person.

         (h) Upon the occurrence of a Major Default, Grantor shall, at its sole cost and expense, take all reasonably necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("COLLATERAL PAYMENTS" or a "COLLATERAL PAYMENT"), including, without limitation, the taking of such action with respect thereto as the Secured Party or the Required Creditors may reasonably request, or, in the absence of such request, as Grantor may reasonably deem advisable; provided, however, upon the occurrence of a Major Default, or if otherwise prohibited by the Restructuring Agreement, the Grantor shall not, without the prior written consent of the Required Creditors, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Secured Party at the direction of the Directing Creditors following a Major Default, Grantor will (i) notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Secured Party (or to Grantor in care of the Secured Party) at such address as the Secured Party may designate, which payment shall be deposited into the Collateral Proceeds Account (as


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defined in the AGC Collateral Agency Agreement); (ii) forthwith upon receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Secured Party) which may be received by Grantor at any time as payment on account of any Collateral Payment that arose on or after the occurrence of such Major Default and if such request shall be made, until delivery to the Secured Party, such items will be held in trust for the Secured Party and will not be commingled by Grantor with any of its other funds or property. The Secured Party is hereby authorized and empowered to endorse the name of Grantor on any check, draft or other instrument for the payment of money received by the Secured Party on account of any Collateral Payment if the Secured Party reasonably believes such endorsement is necessary or desirable for purposes of collection. Grantor will reimburse the Secured Party promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Secured Party in seeking to collect any Collateral Payment. Grantor hereby indemnifies and saves harmless the Secured Party and its agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Secured Party (except for the Secured Party's own gross negligence or willful misconduct) relating to any moneys received by the Secured Party on account of any Collateral Payment, and such obligation of Grantor shall continue in effect after and notwithstanding the discharge of the Secured Obligations and the release of the security interest granted herein. This indemnity shall survive the termination of this Agreement and the resignation or removal of the Secured Party.

         SECTION 6. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

         Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to pay taxes or liens levied upon or threatened against the Collateral, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand; and (b) upon the occurrence and during the continuance of a Major Default (as defined in the Restructuring Agreement): (i) to obtain and adjust insurance (including, without limitation, any claims thereunder) required to be maintained by Grantor or paid to Secured Party herein; (ii) to demand and give receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive any drafts or other instruments, documents and chattel paper in connection with clauses (i) and (ii) above; (iv) to file any claims or take any action that Secured Party may deem necessary or desirable for the collection of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; (v) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and (vi) to sell or otherwise deal with the Collateral as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, all acts that Secured Party deems necessary to protect the Collateral and Secured Party's security interest therein.

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         SECTION 7. MAJOR DEFAULT.

         Debtor shall be in default under this Agreement upon the happening of any Major Default under the Restructuring Agreement.

         SECTION 8. REMEDIES.

         Subject to the terms of the AGC Collateral Agency Agreement, (i) upon the occurrence and during the continuance of a Major Default, Secured Party may declare all the Secured Obligations secured hereby immediately due and payable and (ii) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may sell the Collateral in one or more parcels at public or private sale at such times and at such prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of the Collateral and Secured Party may apply any of the Secured Obligations as a credit on account of the purchase price. Grantor hereby waives all rights of redemption, stay and/or appraisal which it now has or may have at any time in the future. Grantor agrees that at least ten (10) days' notice to Grantor of the time and place of any public or private sale shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale. If the proceeds of any sale of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Said amounts of attorneys' fees, legal expenses and costs shall be added to the Secured Obligations secured hereby and shall be due and owing from Grantor to Secured Party.

         SECTION 9. CUMULATIVE RIGHTS; INDEMNITY, ETC. The rights, powers and remedies of the Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law, the AGC Collateral Agency Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party's security interest in the Collateral. Grantor shall indemnify and save the Secured Party harmless from and against any and all liabilities, losses and damages which it may incur in the lawful and proper exercise or performance of any of its rights or powers as authorized herein (except for the Secured Party's own gross negligence or willful misconduct). This indemnity shall survive the termination of this Agreement and the resignation or removal of the Secured Party as collateral agent for Bank and Purchasers.

         SECTION 10. ASSIGNMENT.

         This Agreement shall be binding upon Grantor and its successors and assigns, and inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns.

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         SECTION 11. AMENDMENTS.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 12. NOTICES.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed; provided, however, that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 13. FAILURE NOT WAIVER.

         No failure or delay on the part of Secured Party in the exercise of any right or remedy hereunder shall impair such right or remedy or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or of any other right or remedy.

         SECTION 14. SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision, and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

         SECTION 15. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

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         SECTION 16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 11; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 15 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA LAW.

         SECTION 17. REINSTATEMENT. This Agreement and the security interest created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of Grantor in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Grantor shall indemnify the Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Secured Party in connection with such rescission or restoration.

         SECTION 18. TERMINATION OF AGREEMENT. This Agreement shall terminate upon full and final payment and performance of the Secured Obligations. At such time, the Secured Party shall, at the request and expense of Grantor, execute and deliver to Grantor such documents and instruments reasonably required by Grantor as shall be necessary to evidence termination of the security interests given by Grantor to the Secured Party hereunder; provided, however, that the indemnification obligations of Grantor herein shall survive such termination.

         SECTION 19. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of and signature page to this Agreement shall be effective as delivery of an originally executed counterpart of this Agreement.

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                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, Grantor and Secured Party have caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               AMERICAN GOLF CORPORATION, as Debtor and Grantor


                               By:/s/ Edward R. Sause
                                  --------------------------------
                               Name: Edward R. Sause
                               Title: CFO



                               BNY MIDWEST TRUST COMPANY, in its
                               capacity as collateral agent for Bank
                               and Purchasers, as Secured Party



                               By:/s/ Maricela Marquez
                                  --------------------------------
                               Name: Maricela Marquez
                               Title: Assistant Treasurer